UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2015

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2015, Ramco-Gershenson Properties Trust (the “Company”) entered into an employment agreement (the “Agreement”) with Geoffrey Bedrosian. In that connection, Mr. Bedrosian will be appointed to serve as the Company’s Chief Financial Officer (“CFO”) effective on December 17, 2015. Mr. Bedrosian has over 20 years of experience in real estate investment banking, most recently as Managing Director of Global Real Estate and Investment Banking at Deutsche Bank Securities, Inc. Mr. Bedrosian was part of the lead underwriting team that advised the Company on its secondary public offering in 2000 and has served as the lead manager on nearly all of the Company's subsequent public capital offerings.
The Agreement provides for an initial term from December 17, 2015 until January 4, 2019. The Agreement will be extended automatically for successive one-year periods thereafter unless the Company or Mr. Bedrosian gives written notice to the other to allow the Agreement to expire. Mr. Bedrosian will be paid an annual base salary of $450,000 and will receive a one-time payment of $650,000 as a signing bonus. In addition, the Company will grant Mr. Bedrosian 37,621 restricted shares of beneficial interest of the Company which will vest in three equal annual installments beginning January 31, 2017.
The agreement also provides that Mr. Bedrosian will be entitled to participate in any short term and long term incentive plans generally available to executive officers of the Company. Mr. Bedrosian will be entitled to participate with other executive officers in any of the Company’s employee fringe benefit plans and he will be reimbursed for certain relocation expenses.  In addition, the Agreement provides for certain benefits upon termination of Mr. Bedrosian’s employment under certain circumstances, including a change of control of the Company, as defined in the Agreement.
The forgoing does not constitute a complete summary of the terms of the Agreement and reference is made to the complete form of the Agreement that is attached as Exhibit 10.1 to this report and hereby incorporated by reference herein.
In a press release dated December 17, 2015, the Company announced the hiring of Mr. Bedrosian.  The full text of the press release is attached hereto as Exhibit 99.1 to this report and is hereby incorporated by reference herein

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
	10.1	Employment Agreement, dated December 16, 2015, between Ramco-Gershenson Properties Trust and Geoffrey Bedrosian
	99.1	Press Release dated December 17, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	December 18, 2015	By: /s/ DEBORAH R. CHEEK
Deborah R. Cheek
Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement, dated December 16, 2015, between Ramco-Gershenson Properties Trust and Geoffrey Bedrosian.
99.1	Press Release dated December 17, 2015